SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 17, 2003

CROWN RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Washington	0-17480	84-1097086
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification
incorporation)		Number)

4251 Kipling Street, Suite 390
Wheat Ridge, CO 80033
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:
(303) 534-1030
(Former name or former address, if changed since last report)

Item 5. Other Events

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CROWN RESOURCES CORPORATION

Dated: October 17, 2003	By: /s/ Christopher E. Herald
Christopher E. Herald
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
Number	Description	Page number

20.1	Kinross Gold Corporation's Press	3
	Release dated October 8, 2003.

EXHIBIT 20.1

17:56 EDT Wednesday, October 08, 2003

TORONTO, ONTARIO and DENVER, COLORADO--Kinross Gold Corporation (TSX-K; NYSE-KGC) ("Kinross") and Crown Resources Corporation (OTCBB-CRCE) ("Crown") are pleased to announce that the two companies have executed a Letter of Intent whereby Kinross will acquire Crown and its 100%-owned Buckhorn Mountain gold deposit located in north central Washington State, USA, approximately 67 kilometres by road from Kinross' Kettle River gold milling facility.

Under the terms of the Letter of Intent, shareholders of Crown will receive 0.2911 shares of Kinross for each share of Crown. Assuming all of Crown's warrants, options and convertible debentures are converted, a total of approximately 13.1 million common shares of Kinross will be issued upon the completion of the transaction. Before the transaction contemplated by the Letter of Intent becomes binding, execution of definitive documentation and respective board approvals are required. The transaction is also subject to regulatory approvals, the successful completion of due diligence and a minimum two-thirds approval at a special meeting of Crown shareholders. The objective is to close the transaction before year-end. Prior to the completion of the acquisition, Crown would dividend to its shareholders its approximate 41% equity interest in Solitario Resources Corporation (TSX-SLR).

The Buckhorn Mountain gold deposit is a high-grade skarn gold deposit located 240 kilometres northwest of Spokane, Washington. As at December 31, 2002, Crown had reported total proven and probable reserves of 1.94 million tonnes grading 13.44 grams per tonne gold and further mineralized material of 1.07 million tonnes grading 13.82 grams per tonne gold. In late 2002 and early 2003, Crown completed a very successful 41-hole infill diamond-drilling program designed to upgrade some of the mineralized material to the proven and probable category. With the assistance of an independent consulting engineering firm, Kinross is currently updating the Buckhorn Mountain reserve and mineralized material estimates with the new data reported by Crown in their press releases of January 23rd, February 25th and April 10th, 2003, available at www.crownresources.com. The objective is to prepare reserve and resource estimates that are compliant to Canadian National Instrument 43-101. The focus of these efforts is a high-grade underground mining scenario that minimizes surface disturbance and environmental impacts while providing significant economic benefits to the State and local communities.

The current plan, which contemplates the development of an underground mine rather than an open pit mine, positively addresses major environmental concerns identified during previous permitting efforts. Kinross is confident that by working in conjunction with Federal, State and local agencies as well as other stakeholders, the permitting process, initiated by Crown, will be successful in obtaining the necessary regulatory approvals to develop an underground mine in a timely manner. In conjunction with the permitting process, Kinross will review potential synergies between its Kettle River operation and the Buckhorn Mountain deposit.

Chris Herald, President and CEO of Crown stated, "Kinross, through a subsidiary company, has a proven track record of permitting and operating gold mining projects in Washington State. We believe, as a senior gold mining company, Kinross' mining expertise and financial strength should result in the expeditious advancement of the Buckhorn Mountain gold project and provide the optimum benefit from this valuable asset."

Bob Buchan, President and CEO of Kinross added, "This acquisition is a building block towards our goal of increasing reserves and production, and decreasing our total cash costs per ounce through accretive acquisitions. We have been encouraged by the recent legislative changes in the State of Washington, which have improved the business climate and the opportunity for the development of the high quality Buckhorn Mountain gold project. With our underground mining expertise in Washington State and the recent exploration success at Kinross' Emanuel Creek deposits, we look forward to the continuation of successful operations in the district while continuing the partnerships established with the local communities."

This press release includes certain "Forward-Looking Statements" within the meaning of section 21E of the United States Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included herein, including without limitation, statements regarding potential mineralization and reserves, exploration results and future plans and objectives of Kinross and Crown, are forward-looking statements that involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Development of Buckhorn Mountain is subject to the successful completion and implementation of an economically viable mining plan, obtaining the necessary permits and approvals from various regulatory authorities, and compliance with operating parameters established by such authorities. Important factors that could cause actual results to differ materially from

Kinross' and Crown's expectations are disclosed under the heading "Risk Factors" and elsewhere in Kinross' and Crown's documents filed from time to time with the Toronto Stock Exchange, the United States Securities and Exchange Commission and other regulatory authorities.

Where to Find Additional Information about the Acquisition:

This press release is not, and is not intended to be, a solicitation of proxies or an offer of securities. Kinross intends to file with the Securities and Exchange Commission ("SEC") a registration statement that will include a proxy statement on behalf of Crown and a prospectus on behalf of Kinross, and other relevant documents in connection with the proposed acquisition. Investors and security holders of Kinross and Crown are urged to read the proxy statement/prospectus and other relevant materials, when they become available, as they will contain important information about Kinross, Crown and the proposed acquisition. The proxy statement/prospectus and other relevant materials, and any other documents filed by Kinross or Crown with the SEC, may be obtained free of charge at the SEC's website at www.sec.gov, when filed. A free copy of the joint proxy statement/prospectus and other relevant materials may also be obtained from Kinross, when available.

Crown and its officers and directors may be deemed to be participants in the solicitation of proxies from its stockholders with respect to the transactions contemplated by the proposed acquisition. A description of the interests of the directors and executive officers of Crown will be contained in the definitive proxy statement/ prospectus and the other relevant documents filed with the SEC.

FOR FURTHER INFORMATION PLEASE CONTACT:

Kinross Gold Corporation
Robert M. Buchan
President and Chief Executive Officer
(416) 365-5650

Kinross Gold Corporation
Gordon A. McCreary
Vice President Corporate Affairs
(416) 365-5132

Kinross Gold Corporation
Carl B. Hansen
Director Investor Relations
(416) 365-5673

Crown Resources Corporation
Christopher E. Herald
President and Chief Executive Officer
(303) 534-1030

Crown Resources Corporation
Debbie W. Mino
Vice President Investor Relations
(800) 229-6827